                                                                  EXHIBIT 10.2.2

                     SCHEDULE OF EXECUTED LEASE AGREEMENTS
                        SHOWING MATERIAL VARIATIONS FROM
                            FORM OF LEASE AGREEMENT

                             (AS OF MARCH 30, 1997)

                         (Dollar Amounts in Thousands)


                                                                                            Annual
                                                                                        Percentage Rent
                                                                                       -----------------
                                                                                                                 Suite
  Hotel Location/Franchise/                              Commencement     Annual        First     Second        Revenue
  Manager (1)                     Lessor (2)  Lessee (3)    Date       Base Rent (4)   Tier (5)  Tier (6)     Breakpoint (4)
  -----------                     ---------   ----------  ----------  ---------------  --------  --------    ----------------
  Dallas (Park Central), TX           -                      7/28/94        $  1,477         17%       65%           $3,590

  Jacksonville, FL                    -                      7/28/94             882         17%       65%            3,490

  Nashville, TN                       -                      7/28/94           1,667         17%       65%            4,290

  Orlando (North), FL                 -                      7/28/94           1,571         19%       65%            2,650

  Orlando (South), FL                 -                      7/28/94           1,413         17%       65%            4,580

  Tulsa, OK                           -                      7/28/94           1,268         19%       65%            2,770

  New Orleans, LA                     -                      12/1/94           1,960         19%       65%            4,290

  Flagstaff, AZ                       -                      2/15/95             570         17%       65%            1,160

  Dallas (Love Field), TX (7)         -                      3/29/95           1,836         17%       65%            3,060

  Boston-Marlborough, MA              -                      6/30/95             720         19%       65%              940

  Corpus Christi, TX                  -                      7/19/95           1,000         17%       65%            1,495

  Brunswick, GA                       -                      7/19/95             370         17%       65%            1,350

  Chicago-Lombard, IL                (8)                      8/1/95           1,900         17%       65%            3,270

  Burlingame (SF Airport), CA        (9)                     11/6/95           3,147         17%       65%            3,174

  Minneapolis (Airport) MN           (9)                     11/6/95           2,778         17%       65%            2,138

  Minneapolis (Downtown), MN         (9)                    11/15/95           1,387         17%       65%            2,091

  St. Paul, MN                       (10)                   11/15/95           1,085         17%       65%            3,115

  Boca Raton, FL (11)                (9)                    11/15/95             654         17%       65%            1,421

  Tampa (Busch Gardens), FL (11)     (9)                    11/15/95             786         17%       65%            1,287

  Cleveland, OH                      (9)                    11/17/95           1,258         17%       65%            4,929

  Anaheim, CA                        (9)                      1/3/96           1,272         17%       65%            2,062

  Baton Rouge, LA                    (9)                      1/3/96           1,204         17%       65%            2,281

  Birmingham, AL                     (9)                      1/3/96           1,898         17%       65%            1,273

  Deerfield Beach, FL                (9)                      1/3/96           2,163         17%       65%            2,568

                                                                                            Annual
                                                                                        Percentage Rent
                                                                                       -----------------
                                                                                                                 Suite
  Hotel Location/Franchise/                              Commencement     Annual        First     Second        Revenue
  Manager (1)                     Lessor (2)  Lessee (3)    Date       Base Rent (4)   Tier (5)  Tier (6)     Breakpoint (4)
  -----------                     ---------   ----------  ----------  ---------------  --------  --------    ----------------
  Ft. Lauderdale, FL                 (9)                     1/3/96           3,228         17%       65%          1,969

  Miami (Airport), FL                (9)                     1/3/96           2,222         17%       65%          2,882

  Milpitas, CA                       (9)                     1/3/96           2,143         17%       65%          1,402

  Phoenix (Camelback), AZ            (9)                     1/3/96           2,812         17%       65%          1,428

  South San Francisco (SF            (9)                     1/3/96           1,876         17%       65%          3,103
  Airport), CA

  Piscataway, NJ                      -                     1/10/96           1,355         17%       65%          3,574

  Lexington, KY (12)                  -                     1/10/96           1,149         17%       65%          2,135

  Beaver Creek, CO                    -                     2/20/96             375         17%       65%          2,284

  Boca Raton, FL                      -                     2/28/96           1,368         17%       65%          3,670

  Los Angeles (LAX), CA              (13)                   3/27/96           1,600         17%       65%          4,130

  Mandalay Beach, CA                 (9)                     5/8/96           1,927         17%       65%          2,909

  Napa, CA                           (9)                     5/8/96           1,215         17%       65%          3,145

  Deerfield, IL (14)                  -           (15)      6/20/96           1,743         17%       65%          2,505

  San Rafael, CA                     (17)         (15)      7/18/96           2,107         17%       65%          2,917

  Parsippany, NJ                     (18)         (15)      7/31/96           2,440         17%       65%          3,930

  Charlotte, NC                      (19)         (15)      9/12/96           2,200         17%       65%          3,352

  Indianapolis, IN                   (20)         (15)      9/12/96           1,470         17%       65%          2,794

  Atlanta (Buckhead), GA              -           (15)      10/17/96          3,667         17%       65%          3,872

  Myrtle Beach, SC                    -           (15)      12/5/96           1,963         17%       65%          6,236

  San Antonio, TX                    (21)         (16)       2/1/97           1,400         17%       65%          2,474

  Raleigh, NC                        (22)         (16)       2/1/97           2,100         17%       65%          2,711

  Overland Park, KS                  (23)         (16)       2/1/97           1,600         17%       65%          2,114

  Secaucus, NJ                       (24)         (16)       2/1/97           2,400         17%       65%          4,788

  Kansas City, MO                    (25)         (16)       2/1/97           2,100         17%       65%          2,976

  Covina, CA                         (26)         (16)       2/1/97             900         17%       65%          3,066

  Austin, TX                         (27)         (16)       2/1/97           2,200         17%       65%          2,378

  Atlanta (Perimeter Center), GA     (28)         (16)       2/1/97           2,300         17%       65%          2,949


                                                                                            Annual
                                                                                        Percentage Rent
                                                                                       -----------------
                                                                                                                 Suite
  Hotel Location/Franchise/                              Commencement     Annual        First     Second        Revenue
  Manager (1)                     Lessor (2)  Lessee (3)    Date       Base Rent (4)   Tier (5)  Tier (6)     Breakpoint (4)
  -----------                     ---------   ----------  ----------  ---------------  --------  --------    ----------------
  Bloomington, MN (11)                            (16)      2/1/97           1,800         17%       65%            2,468

  Omaha, NE (11)                                  (16)      2/1/97           1,400         17%       65%            1,703

  Los Angeles (LAX North), CA                     (16)     2/18/97           1,669         17%       65%            3,176

  Dana Point, CA (11)                             (29)     2/20/97             999         17%       65%      2,211 (1997)
                                                                                                              1,983 (1998)

  Anne Arundel County (11)           (30)         (29)     3/20/97 (32)      1,900         17%       65%            2,536
  (BWI), MD

  Troy, MI (11)                      (31)                  3/20/97 (32)      2,100         17%       65%            1,935
                                                  (29)
  Austin, TX (11)                    (31)         (29)     3/20/97 (32)      1,900         17%       65%            1,961

____________________

(1) Unless otherwise noted, the hotels under each Lease Agreement are operated as Embassy Suites(R) Hotels under a commitment or license agreement with Promus Hotels, Inc., and the Manager as defined in each Lease Agreement is Promus Hotels, Inc. or an affiliate thereof.

(2) Unless otherwise noted, Lessor as defined in each Lease Agreement is FelCor Suites Limited Partnership ("Partnership").

(3) Unless otherwise noted, Lessee as defined in each Lease Agreement is DJONT Operations, L.L.C., a Delaware limited liability company.

(4) The amount shown represents the amount set forth in each Lease Agreement as the annual Base Rent and the threshold suite revenue amount. Both of these amounts are subject to adjustment for changes in the consumer price index and may not represent the actual amount currently required under each Lease Agreement.

(5) Represents percentage of suite revenue payable as Percentage Rent up to suite revenue breakpoint.

(6) Represents percentage of suite revenue payable as Percentage Rent in excess of suite revenue breakpoint.

(7) The Manager as defined in this Lease Agreement is American General Hospitality, Inc.

(8) The Lessor as defined in this Lease Agreement is Embassy/GACL Lombard Venture, a joint venture between the Partnership and Promus Hotels, Inc.

(9) The Lessor as defined in these Lease Agreements is FelCor/CSS Holdings, L.P., of which the Partnership is a 99% limited partner.

(10) The Lessor as defined in this Lease Agreement is FelCor/St. Paul Holdings, L.P., of which the Partnership is a 99% limited partner and another subsidiary of the Company is a 1% general partner.

(11) The hotels under these Lease Agreements are operated as Doubletree Guest Suites(R) Hotels; the Manager as defined in these Lease Agreements is DT Management, Inc.

(12) The hotel under this Lease Agreement is operated as a Hilton Suites(R) Hotel under a franchise or license agreement with Hilton Inns, Inc., and the Manager as defined in this Lease Agreement is American General Hospitality, Inc.

(13) The Lessor as defined in this Lease Agreement is Los Angeles International Airport Hotel Associates, a limited partnership of which the Partnership is the sole general partner and of which the Partnership has an approximate 97 % partnership interest.

(14)    The Manager as defined in this Lease Agreement is Coastal Hotel Group,
        Inc.

(15) The Lessee as defined in the Lease Agreement for these hotels is DJONT Leasing, L.L.C., a Delaware limited liability company, pursuant to an assignment of the applicable Lease Agreement from DJONT Operations, L.L.C.

(16) The Lessee as defined in the Lease Agreement for these hotels is DJONT Leasing, L.L.C., a Delaware limited liability company.

(17) The Lessor as defined in this Lease Agreement is MHV Joint Venture, a joint venture between the Partnership and Promus Hotels, Inc.

(18) The Lessor as defined in this Lease Agreement is Embassy/Shaw Parsippany Venture, a joint venture between the Partnership and Promus Hotels, Inc.

(19) The Lessor as defined in this Lease Agreement is E.S. Charlotte, a Minnesota limited partnership, of which the Partnership owns a 49% limited partner interest and FelCor/CSS Hotels, L.L.C., a Delaware limited liability company, owns a 1% general partner interest.

(20) The Lessor as defined in this Lease Agreement is E.S. North, a Indiana Limited Partnership, an Indiana limited partnership, of which the Partnership owns a 49% limited partner interest and FelCor/CSS Hotels, L.L.C., a Delaware limited liability company, owns a 1% general partner interest.

(21) The Lessor as defined in this Lease Agreement is EPT San Antonio Limited Partnership, of which the Partnership owns 49% and FelCor Eight Hotels, L.L.C. ("FelCor Eight") owns 1%.

(22) The Lessor as defined in this Lease Agreement is EPT Raleigh Limited Partnership, of which the Partnership owns 49% and FelCor Eight owns 1%.

(23) The Lessor as defined in this Lease Agreement is EPT Overland Park Limited Partnership, of which the Partnership owns 49% and FelCor Eight owns 1%.

(24) The Lessor as defined in this Lease Agreement is EPT Meadowlands Limited Partnership, of which the Partnership owns 49% and FelCor Eight owns 1%.

(25) The Lessor as defined in this Lease Agreement is EPT Kansas City Limited Partnership, of which the Partnership owns 49% and FelCor Eight owns 1%.

(26) The Lessor as defined in this Lease Agreement is EPT Covina Limited Partnership, of which the Partnership owns 49% and FelCor Eight owns 1%.

(27) The Lessor as defined in this Lease Agreement is EPT Austin Limited Partnership, of which the Partnership owns 49% and FelCor Eight owns 1%.

(28) The Lessor as defined in this Lease Agreement is EPT Atlanta-Perimeter Center Limited Partnership, of which the Partnership owns 49% and FelCor Eight owns 1%.

(29) The Lessee as defined in the Lease Agreement for this hotel is FCH/DT Leasing, L.L.C., a Delaware limited liability company.

(30) The Lessor as defined in the Lease Agreement is FCH/DT BWI Holdings, L.P., a Delaware limited partnership.

(31) The Lessor as defined in these Lease Agreements is FCH/DT Holdings, L.P., a Delaware limited partnership.

(32) The Lease contains an automatic renewal provision, pursuant to which the Lease shall be extended for an additional five-year term if the corresponding Management Agreement is extended pursuant to the terms thereof for an additional five-year period.